Acquisitions - Summary of Pro Forma Financial Information (Detail) - iSheriff [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Mar. 31, 2017	Mar. 31, 2016
Business Acquisition [Line Items]
Revenue	$ 187,577	$ 142,951
Net loss	$ (6,842)	$ (8,690)
Basic and diluted net loss per share	$ (0.12)	$ (0.21)
Weighted average number of ordinary shares used in computing basic and diluted net loss per share	54,810	40,826